                                   EXHIBIT 32

      CERTIFICATION BY CHIEF EXECUTIVE OFFICER (AND PRINCIPAL FINANCIAL AND
             ACCOUNTING OFFICER) PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Amedia Networks, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2004 (the "Report") filed with the Securities and Exchange Commission, I, Frank Galuppo, Chief Executive Officer (and Principal Financial and Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Company's Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


NOVEMBER 12, 2004                     /S/ FRANK GALUPPO

                                      FRANK GALUPPO
                                      CHIEF EXECUTIVE AND
                                      PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER